This report is submitted for the general           SEMI-ANNUAL REPORT
information of the shareholders of the             (Unaudited)
Fund. It is not authorized for
distribution to prospective investors in           June 30, 2002
the Fund unless preceded or accompanied
by an effective prospectus, which                       SOUND
includes information regarding the                      SHORE
Fund's objectives and policies,                         FUND
experience of its management,
marketability of shares, and other
information.

SOUND SHORE FUND, INC.

Two Portland Square
Portland, ME 04101
http://www.soundshorefund.com



                                [COVER PICTURE]

--------------------------------------------------------------------------------
[SOUND SHORE FUND LOGO]
TWO PORTLAND SQUARE, PORTLAND, ME 04101 - 1-800-754-8758
================================================================================
                                                                   June 30, 2002
Dear Shareholder:

     The Sound Shore Fund ended the June quarter with a net asset value of $28.12. The Fund declined -10.23% for the quarter, following a quarter-end dividend distribution of $0.01. While the absolute performance was our worst in eleven quarters, it bested the very weak broad market averages, such as the S&P 500 Index, which declined -13.40% and the NASDAQ, which dropped -20.62%. For the six months, the Fund has declined -8.00% compared to decreases of -13.16% and -24.89% for the S&P 500 and NASDAQ, respectively. For the past five and ten years, the Fund has grown at 5.66% and 13.44% compound annual rates, versus 3.66% and 11.43%, respectively, for the S&P 500*.

     On balance, the Sound Shore Fund portfolio's decline in the quarter reflected the market's broad based weakness. Media, telecom and technology related issues, while relatively underweighted, hurt our performance. EDS, Sprint, and Interpublic Group all fell on industry economic concerns and/or the revelation of aggressive accounting practices at peer companies. Safeway declined on reduced earnings guidance and concerns about competition. We believe these stocks represent excellent values with an average P/E ratio of 11.6 times 2002 earnings estimates.

     Aetna, Oxford Health, Triad and Boston Scientific contributed positive returns in the quarter as this part of the healthcare sector demonstrated good pricing power in the generally sluggish economic environment. Ambac's advance was driven by good execution of its risk control strategies and posted strong earnings. We reduced or eliminated stocks whose price targets had been met, as was the case with TJX and Oxford Health, or where their fundamentals had deteriorated, as in Duke Energy and Constellation Energy.

     We are now in the third consecutive year of stress for the major averages, and the capitulation in some sectors is approaching historic proportions. Since the market's decline started in the Spring of 2000, the S&P 500 has declined 32% from its peak and the NASDAQ has dropped a depression-like 68%. In contrast, our value strategy has led the Fund to a positive 4.76% total return during this period.

--------------------------------------------------------------------------------
                                        1

================================================================================

     In executing our disciplined value strategy at Sound Shore Management, we have found it constructive to focus our energies on the fundamental research of sound businesses with undervalued stocks, without paying undue attention to the passionate headlines heralding the bullish or bearish sentiment of the day. We remain confident that individual stock specific opportunities pursued diligently in this manner outdistance the performance of the major indices. We thank you for your confidence and support.

Sincerely,

-s- T. Gibbs Kane, Jr.

T. GIBBS KANE, JR.

     * THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. THE FUND'S 1-, 5-, 10-, AND 15-YEAR AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 6/30/02 WERE -9.33%, 5.66%, 13.44%, AND 11.99% RESPECTIVELY.

     The Fund's average annual total return assumes reinvestment of all dividend and capital gain distributions. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost. For current Fund performance, please visit the Fund's website at www.soundshorefund.com or call (800) 551-1980.

     The S&P 500 is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Nasdaq Composite is an unmanaged index representing the market cap weighted performance of approximately 5,000 domestic common stocks traded on the Nasdaq exchange. It is not possible to invest directly in an index. Price to earnings ratio (P/E) is the value of a company's stock price relative to company earnings. (08/02)

--------------------------------------------------------------------------------
                                        2

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS
JUNE 30, 2002 (UNAUDITED)
================================================================================

                                                              FACE/SHARE       MARKET
                                                                AMOUNT         VALUE
                                                              ----------    ------------
COMMON STOCK (96.1%)
----------------------------------------------------------------------------------------
BANKS (1.9%)
U.S. Bancorp................................................     755,500    $ 17,640,925
                                                                            ------------

CAPITAL GOODS (9.6%)
Eaton Corp..................................................     221,500      16,114,125
Republic Services, Inc. +...................................   1,267,500      24,171,225
Textron, Inc................................................     626,400      29,378,160
Thermo Electron Corp. +.....................................   1,227,700      20,257,050
                                                                            ------------
                                                                              89,920,560
                                                                            ------------
COMMUNICATIONS (11.6%)
CenturyTel, Inc.............................................     937,000      27,641,500
Citizens Communications Co. +...............................   2,432,400      20,334,864
Liberty Media Corp. +.......................................   2,571,500      24,429,250
Sprint Corp. (FON Group)....................................   2,042,000      21,665,620
Telephone & Data Systems, Inc...............................     241,100      14,598,605
                                                                            ------------
                                                                             108,669,839
                                                                            ------------
CONSUMER CYCLICALS (1.5%)
Dana Corp...................................................     779,000      14,247,910
                                                                            ------------

CONSUMER PRODUCTS (1.9%)
Kimberly-Clark Corp.........................................     281,800      17,471,600
                                                                            ------------

ENERGY (7.0%)
El Paso Corp................................................   1,143,000      23,557,230
Halliburton Co..............................................   1,012,500      16,139,250
Marathon Oil Corp...........................................     895,700      24,291,384
Premcor, Inc. +.............................................      72,000       1,851,840
                                                                            ------------
                                                                              65,839,704
                                                                            ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)
================================================================================

                                                              FACE/SHARE       MARKET
                                                                AMOUNT         VALUE
                                                              ----------    ------------
FINANCIAL (5.1%)
Countrywide Credit Industries, Inc..........................     291,000    $ 14,040,750
Federal Home Loan Mortgage Corp.............................     424,500      25,979,400
Gatx Corp...................................................     260,500       7,841,050
                                                                            ------------
                                                                              47,861,200
                                                                            ------------
HEALTHCARE (16.7%)
Boston Scientific Corp. +...................................     774,000      22,693,680
HCA -- The Healthcare Co....................................     472,000      22,420,000
IMS Health, Inc.............................................   1,267,500      22,751,625
Mylan Laboratories, Inc.....................................     705,500      22,117,425
Omnicare, Inc...............................................     892,400      23,434,424
Oxford Health Plans, Inc. +.................................      64,900       3,015,254
Triad Hospitals, Inc. +.....................................     454,000      19,394,880
Watson Pharmaceuticals, Inc. +..............................     805,700      20,360,039
                                                                            ------------
                                                                             156,187,327
                                                                            ------------
INSURANCE (19.2%)
Aetna, Inc..................................................     588,500      28,230,345
AFLAC, Inc..................................................     835,600      26,739,200
Allstate Corp...............................................     775,000      28,659,500
Ambac Financial Group, Inc..................................     274,300      18,487,820
AON Corp....................................................     739,500      21,800,460
Berkshire Hathaway A +......................................         549      36,673,200
MBIA, Inc...................................................     341,000      19,276,730
                                                                            ------------
                                                                             179,867,255
                                                                            ------------
PROFESSIONAL SERVICES (8.0%)
Convergys Corp. +...........................................   1,475,500      28,742,740
Equifax, Inc................................................     826,000      22,302,000
Interpublic Group of Cos., Inc..............................     949,500      23,509,620
                                                                            ------------
                                                                              74,554,360
                                                                            ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)
================================================================================

                                                              FACE/SHARE       MARKET
                                                                AMOUNT         VALUE
                                                              ----------    ------------
RETAIL (6.1%)
CVS Corp....................................................     278,500    $  8,522,100
Kroger Co. +................................................   1,236,800      24,612,320
Safeway, Inc. +.............................................     808,700      23,605,953
                                                                            ------------
                                                                              56,740,373
                                                                            ------------
SPECIALTY CHEMICALS (2.0%)
Engelhard Corp..............................................     663,700      18,795,984
                                                                            ------------

TECHNOLOGY (5.0%)
Cypress Semiconductor Corp. +...............................   1,187,500      18,026,250
Electronic Data Systems Corp................................     623,200      23,151,880
Storage Technology Corp. +..................................     344,100       5,495,277
                                                                            ------------
                                                                              46,673,407
                                                                            ------------
UTILITIES (0.5%)
Kinder Morgan, Inc..........................................     134,800       5,125,096
                                                                            ------------
TOTAL COMMON STOCK (COST $865,297,200)......................                $899,595,540
                                                                            ------------

SHORT-TERM HOLDINGS (2.6%)
----------------------------------------------------------------------------------------
Daily Assets Cash Fund......................................   2,540,218    $  2,540,218
Daily Assets Government Obligations Fund....................   3,124,080       3,124,080
Deutsche Cash Management Fund...............................   2,534,340       2,534,340
Monarch Cash Fund...........................................  15,811,734      15,811,734
                                                                            ------------
TOTAL SHORT-TERM HOLDINGS (COST $24,010,372)................                $ 24,010,372
                                                                            ------------
TOTAL INVESTMENTS (98.7%) (COST $889,307,572)...............                $923,605,912
                                                                            ------------
OTHER ASSETS LESS LIABILITIES (1.3%)........................                  12,371,834
                                                                            ------------
NET ASSETS (100.00%) (33,285,925 SHARES OUTSTANDING)........                $935,977,746
                                                                            ------------
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)...                $      28.12
                                                                            ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONCLUDED)
JUNE 30, 2002 (UNAUDITED)
================================================================================

                                                                               MARKET
                                                                               VALUE
                                                                            ------------
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------
Par Value...................................................                $     33,286
Paid in Capital.............................................                 839,330,859
Accumulated Distributions in Excess of Net Investment
  Income....................................................                    (120,935)
Unrealized Appreciation on Investments......................                  34,298,340
Accumulated Net Realized Gain from Investments..............                  62,436,196
                                                                            ------------
NET ASSETS..................................................                $935,977,746
                                                                            ============

+ Non-income producing security.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
================================================================================

INVESTMENT INCOME
Income:
     Dividends..............................................        $   5,013,276
     Interest...............................................              227,018
                                                                    -------------
          Total Income......................................            5,240,294
                                                                    -------------
Expenses:
     Investment adviser fee (Note 3)........................            3,763,644
     Administrator fee (Note 3).............................              502,569
     Transfer agent fee (Note 3)............................              501,819
     Custodian fee (Note 3).................................               56,637
     Accounting fee (Note 3)................................               30,000
     Legal fee..............................................                7,747
     Auditing fee...........................................               14,500
     Directors' fees and expenses (Note 3)..................               17,615
     Miscellaneous..........................................               45,552
                                                                    -------------
          Net Expenses......................................            4,940,083
                                                                    -------------
Net Investment Income.......................................              300,211
                                                                    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments sold.......................           64,827,809
Net change in unrealized appreciation (depreciation) of
  investments...............................................         (146,579,307)
                                                                    -------------
Net realized and unrealized loss on investments.............          (81,751,498)
                                                                    -------------
Net decrease in net assets resulting from operations........        $ (81,451,287)
                                                                    =============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
INCREASE (DECREASE) IN NET ASSETS

                                                              FOR THE
                                                             SIX MONTHS             FOR THE
                                                               ENDED               YEAR ENDED
                                                           JUNE 30, 2002          DECEMBER 31,
                                                            (UNAUDITED)               2001
                                                           --------------        --------------
Operations:
     Net investment income.............................    $      300,211        $    3,413,711
     Net realized gain on investments sold.............        64,827,809            93,273,572
     Net change in unrealized appreciation
       (depreciation) of investments...................      (146,579,307)         (106,993,281)
                                                           --------------        --------------
     Decrease in net assets from operations............       (81,451,287)          (10,305,998)
Dividends to shareholders from net investment income...          (421,295)           (3,354,885)
Dividends to shareholders from net realized gains......                --           (90,051,740)
Capital share transactions (Note 5)....................       (15,807,519)           35,481,990
                                                           --------------        --------------
     Total decrease....................................       (97,680,101)          (68,230,633)
Net assets:
     Beginning of the year.............................     1,033,657,847         1,101,888,480
                                                           --------------        --------------
     End of the Period (Including line (A))............    $  935,977,746        $1,033,657,847
                                                           ==============        ==============
     (A) Accumulated undistributed (distributions in
         excess of) net investment income..............    $     (120,935)       $          149
                                                           ==============        ==============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================

1.  ORGANIZATION

Sound Shore Fund, Inc. (the "Fund") was  incorporated on February 19, 1985, as a
no-load,   diversified,   open-end  management   investment  company  under  the
Investment Company Act of 1940 as amended (the "1940 Act").

2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

     a) SECURITY VALUATION
     Securities, other than short-term securities, held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on the Fund's business day. Common stocks which are not so traded, for which no sale was reported, and over-the-counter securities are valued at the mean between the closing bid and asked prices. Instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days are valued at the mean between the last reported bid and asked price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

     b) SECURITY TRANSACTIONS AND INVESTMENT INCOME
     Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

     c) DIVIDENDS TO SHAREHOLDERS
     Dividends from net investment income, if any, are declared and paid semi-annually. Capital gains, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from accounting principles

--------------------------------------------------------------------------------
                                        9

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

     generally accepted in the United States of America. These differences are due primarily to differing treatment of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

     d) FEDERAL TAXES
     The Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

3.  INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
The Fund's investment adviser is Sound Shore Management, Inc. ("Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

OTHER SERVICES
Under an Administration Agreement, the Fund pays an administration fee to Forum Administrative Services, LLC ("FAdS") at an annual rate of 0.10% of the Fund's average daily net assets plus a $1,500 tax fee.

Under a Fund Accounting Agreement, Forum Accounting Services, LLC ("FAcS"), an affiliate of FAdS, provides portfolio accounting services to the Fund. FAcS is paid a fee at an annual rate of $60,000 per year.

Under a Transfer Agency Agreement, Forum Shareholder Services, LLC ("FSS"), an affiliate of FAdS, provides transfer agency services to the Fund. FSS is paid a fee at an annual rate of 0.10% of the Fund's average daily net assets.

Under a Distribution Agreement, Forum Fund Services, LLC ("FFS") acts as distributor of the Fund's shares and is not paid any fee for its distribution services.

Forum Trust, LLC (the "Custodian") serves as the Trust's custodian and may employ sub-custodians. For its services, the Custodian receives a fee from the Fund at an annual rate as follows: 0.01% for the first $1 billion in Fund assets, 0.0075% for the Fund assets between $1-$2 billion, 0.005% for Fund assets between $2-$6 billion and 0.0025% for Fund assets greater than $6 billion. The Custodian receives an annual maintenance fee of $2,400 plus certain transaction fees.

The Fund pays five Directors who are unaffiliated with the Adviser, FAdS or any of its affiliates, $1,000 per meeting attended, plus $750 per quarter.

--------------------------------------------------------------------------------
                                        10

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)
================================================================================

Fees due to the Adviser and other related parties in the amount of $600,998 and $199,822, respectively, are payable at June 30, 2002.

4.  PURCHASES AND SALES OF SECURITIES

The cost of  securities  purchased  and the  proceeds  from sales of  securities
(excluding  short-term   investments)  for  the  period  ended  June  30,  2002,
aggregated $360,534,051 and $392,414,013, respectively.

The cost basis of investment securities owned as of June 30, 2002 was $889,307,572. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost was $125,121,847 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value was $90,823,507.

5.  CAPITAL STOCK

As of June 30, 2002, 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $839,364,145. Transactions in capital stock were as follows:

                                               FOR THE                        FOR THE
                                          SIX MONTHS ENDED                   YEAR ENDED
                                            JUNE 30, 2002                DECEMBER 31, 2001
                                     ---------------------------    ----------------------------
                                       SHARES         AMOUNT          SHARES          AMOUNT
                                       ------         ------          ------          ------
Sale of Shares.....................   4,473,152    $ 135,428,106      9,892,704    $ 324,536,435
Reinvestment of dividends..........       4,266           87,680      2,759,152       85,068,422
Redemption of shares...............  (4,989,927)    (151,323,305)   (11,545,750)    (374,122,867)
                                     ----------    -------------    -----------    -------------
Net increase (decrease) from
  capital transactions.............    (512,509)   $ (15,807,519)     1,106,106    $  35,481,990
                                     ==========    =============    ===========    =============

Of the 33,285,925 shares outstanding as of June 30, 2002, the Employees' Profit Sharing Plan of Sound Shore Management, Inc. owned 324,940 shares.






--------------------------------------------------------------------------------
                                        11

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================

                                  SIX MONTHS
                                     ENDED                          YEAR ENDED DECEMBER 31,
                                 JUNE 30, 2002   --------------------------------------------------------------
                                  (UNAUDITED)       2001         2000         1999         1998         1997
                                 -------------      ----         ----         ----         ----         ----
Net Asset Value, Beginning of
  Period.......................    $  30.58      $    33.70   $    29.47   $    29.62   $    28.57   $    21.71
                                   --------      ----------   ----------   ----------   ----------   ----------
Investment Operations
    Net investment income......        0.01            0.10         0.14         0.17         0.21         0.12
    Net realized and unrealized
       gain (loss) on
       investments.............       (2.46)          (0.36)        5.79        (0.15)        1.05         7.75
                                   --------      ----------   ----------   ----------   ----------   ----------
Total from Investment
  Operations...................       (2.45)          (0.26)        5.93         0.02         1.26         7.87
                                   --------      ----------   ----------   ----------   ----------   ----------
Distributions From
    Net investment income......       (0.01)          (0.10)       (0.14)       (0.17)       (0.20)       (0.12)
    In excess of net investment
       income..................          --              --           --(a)        --(a)        --           --(a)
    Net realized gains.........          --           (2.76)       (1.47)          --           --        (0.87)
    In excess of net realized
       gain....................          --              --        (0.09)(c)       --           --        (0.02)(c)
    Return of capital..........          --              --           --           --        (0.01)          --
                                   --------      ----------   ----------   ----------   ----------   ----------
Total Distributions............       (0.01)          (2.86)       (1.70)       (0.17)       (0.21)       (1.01)
                                   --------      ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of
  Period.......................    $  28.12      $    30.58   $    33.70   $    29.47   $    29.62   $    28.57
                                   ========      ==========   ==========   ==========   ==========   ==========
Total Return...................       (8.00%)         (0.81%)      20.18%        0.05%        4.40%       36.40%
Ratio/Supplementary Data
  Net Assets at End of Period
  (in thousands)...............    $935,978      $1,033,658   $1,101,888   $1,174,735   $1,961,487   $1,313,686
Ratios to Average Net Assets:
    Expenses (net of
       reimbursement)..........        0.98%(d)        0.98%        0.98%        0.98%        0.99%        1.08%
    Expenses (gross)(b)........        0.98%(d)        0.99%        0.99%        0.98%        1.00%        1.10%
    Net Investment Income......        0.06%(d)        0.32%        0.44%        0.50%        0.77%        0.62%
Portfolio Turnover Rate........          37%            104%          98%          41%          44%          53%

---------------

(a) The Fund distributed an amount in excess of net investment income of less than $0.01 per share.

(b) Reflects expense ratio in the absence of expense reimbursement.

(c) Distributions in excess of realized gains are the result of timing issues.

(d) Annualized.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

[Sound Shore Fund Logo]

INVESTMENT ADVISER

Sound Shore Management, Inc.
8 Sound Shore Drive
Greenwich, Connecticut 06836

ADMINISTRATOR

Forum Administrative Services, LLC
Portland, Maine

DISTRIBUTOR

Forum Fund Services, LLC
Portland, Maine

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Forum Shareholder Services, LLC
Two Portland Square
Portland, Maine 04101
1-800-754-8758

CUSTODIAN

Forum Trust, LLC
Portland, Maine

COUNSEL

Dechert
New York, New York

INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS

Deloitte & Touche LLP
Boston, Massachusetts